SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                 CONSYGEN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                 CONSYGEN, INC.
                              125 South 52nd Street
                                 Tempe, AZ 85281

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                NOVEMBER 17, 2000

To the Stockholders:

Notice is hereby given that the 2000 Annual Meeting of the Stockholders of CONSYGEN, INC. will be held on Friday, November 17, 2000 at 3:00 P.M. at Fiesta Inn, 2100 South Priest Drive, Tempe, AZ 85282, for the following purposes:

     1. To elect a Board of seven Directors, to serve until the next annual meeting of stockholders and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement;

     2. To ratify the Board of Directors' selection of King, Weber & Associates, P.C. as independent public accountants for the fiscal year ended May 31, 2001;

     3. To consider an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares from 40,000,000 to 60,000,000 shares; and

     4. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on October 12, 2000 as the record date for the determination of stockholders having the right to notice of, and to vote at the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                        By Order of the Board of Directors


                                        Amelia C. Ulep, Secretary

Tempe, Arizona
October 12, 2000

                                 CONSYGEN, INC.
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ConSyGen, Inc. (the "Company") for use at 2000 Annual Meeting of Stockholders to be held on Friday, November 17, 2000, at the time and place set forth in the attached notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed Proxy are first being sent to stockholders is October 13, 2000.

     If the enclosed Proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving a proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

     The holders of a majority in interest of all common stock, par value $.003 per share ("Common Stock") issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of nominees for Director will be decided by a majority vote of the Common Stock entitled to vote at the meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders, other than election of directors. Abstentions and "non-votes" will have no effect on the election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The Company will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph, telecopy, electronic mail and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

     The Company's principal executive offices are located at 125 South 52nd Street, Tempe, Arizona 85281, and its telephone number is (480) 394-9100.

                        RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on October 12, 2000 are entitled to notice of and to vote at the meeting. On October 6, 2000, the Company had outstanding and entitled to vote 31,874,306 shares of Common Stock. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Seven Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the seven nominees named below. If any of such nominees should become unavailable for election, which is not anticipated, the persons named in the enclosed proxy will vote for such substitutes as management may recommend. No nominee is related to any other nominee or to any executive officer of the Company or its subsidiaries.

                                     YEAR FIRST
                                     ELECTED A                POSITION WITH THE COMPANY OR PRINCIPAL
NAME OF NOMINEE          AGE          DIRECTOR                OCCUPATION DURING THE PAST FIVE YEARS
---------------          ---          --------                -------------------------------------
A. Lewis Burridge         80            1998      Mr.  Burridge is  President  and Chief  Executive  Officer of the
                                                  Company  since March 1999,  elected as Chairman on April 2000 and has been a Member of the Board of Directors  since June 1998. Mr.
                                                  Burridge  has had a long and  distinguished  career  spanning  30 years with  Sterling  Drug Inc. as Corporate  Vice  President and
                                                  President  of Sterling  Asia.  Mr.  Burridge  focused  developing
                                                  Sterling  manufacturing and marketing  companies  throughout Asia for its medical and consumer  products in the Asia-Pacific  area.
                                                  Mr.  Burridge was  President of the American  Chamber of Commerce
                                                  both  of  Japan  and the  Philippines  and  was  Chairman  of the
                                                  Asia-Pacific  Counsel of the American Chamber of Commerce.  Since
                                                  1992, Mr. Burridge was Chief Operating Officer of Digitel Inc., a
                                                  telecommunications   and   Internet   Company  and   Director  of
                                                  Environment   1.  He  is  currently  a  Director  of   Integrated
                                                  Transportation  Network  Group (ITNG),  Director of Massa,  Inc.,
                                                  Trustee/Director  of the Trinity  College of Vermont and Director
                                                  of the United States-Philippines Tourism Advisory Council.

John L. Caldwell          60            1999      Mr.  Caldwell  was elected to the Board on June 24,  1999.  He is
                                                  President  of  U.S.   Trading  &  Investment   Company   (USTIC),
                                                  international  business  firm that develops  foreign  markets for
                                                  American  products,  services  and  technologies  and  structures business transactions  worldwide.  Mr. Caldwell has had extensive experience in successfully developing and concluding projects and contracts and establishing joint ventures,  strategic  alliances, licensees, distribution networks and sales representatives in the
                                                  Asia Pacific  region,  European Union,  Eastern  Europe,  Russia,
                                                  Latin America, Africa and the Middle East.


                                                  Mr. Caldwell was Managing Director, United States Trading Company
                                                  (1982), Senior Vice President and General Manager, Carl Byoir and
                                                  Associates (1981-1982) and Vice President, International, for the
                                                  U.S. Chamber of Commerce (1966-1980). He is currently a member of the  International  Policy  Committee  of  the  U.S.  Chamber  of
                                                  Commerce  and a lecturer  at the Elliot  School of  International
                                                  Affairs, The George Washington University.

Luther H. Hodges, Jr.     63            2000      Mr.  Hodges was  appointed  as a Director on June 6, 2000.  Since
                                                  1990, he has been  Chairman/Publisher of The Santa Fean Magazine, and is an  owner/manager  of Santa Fe  Hospitality  and the Hotel
                                                  Santa  Fe.  He has  recently  served  on a  range  of  government advisory committees in New Mexico, and is a member of the Arizona
                                                  Business   Leadership   Association.   In  1979,   he  served  as
                                                  Undersecretary of the U.S.  Department of Commerce and in 1980 as
                                                  the First  Deputy  Secretary  of  Commerce.  Mr.  Hodges has also served on the  boards of  numerous  community,  educational,  and corporate organizations,  and he has been a member of the faculty of the  University  of  North  Carolina  (Chapel  Hill)  and Duke
                                                  University.

                                      YEAR FIRST
                                      ELECTED A                POSITION WITH THE COMPANY OR PRINCIPAL
NAME OF NOMINEE             AGE        DIRECTOR                OCCUPATION DURING THE PAST FIVE YEARS
---------------             ---        --------                -------------------------------------
Donald P. Knode           77            1999      Mr. Knode was appointed to the Board of Directors on December 28,
                                                  1999.  Mr. Knode headed Merrill Lynch Tokyo from 1961 to 1967 and was appointed to Vice President of Merrill Lynch, Inc. due to his
                                                  accomplishments  in Asia. In the 1990's, Mr. Knode consulted with the Bull  Market  Technology  Companies  such as IBM,  Microsoft,
                                                  Honeywell,  Nasdaq,  and  United  Technologies.  Mr.  Knode  also represented Blue Chip Companies like Proctol & Gamble.  Mr. Knode brings vast national experience to ConSyGen's Board.

Andrew Lee                   51          1998     Mr. Lee was  appointed  to the Board of Directors on February 24,
                                                  1998 to fill an  existing  vacancy.  Mr. Lee is  President  and a
                                                  Director of Integrated  Transportation  Network Group Inc.  Since
                                                  1997, Mr. Lee has been the  Co-Chairman of the Board and Co-Chief
                                                  Executive  Officer of Greater Alliance  Corporation,  a financial service  corporation.  Since 1992, Mr. Lee has been the President and Chief  Executive  Officer of First  Shanghai  Corporation,  a
                                                  merchant bank,  BOXX  International  Corporation,  a computer and electronics  company,  and TowerCom Inc., a software company. Mr.
                                                  Lee also is  Chairman  of the  Board of  Valentine  USA  Inc.,  a
                                                  company that manufactures ladies' apparel.

Russell B. Stevenson, Jr.    59          2000     Mr.  Stevenson was appointed as a Director on July 6, 2000. Since
                                                  2000, he has been Executive Vice President and General Counsel of
                                                  ARBROS   Communications,   Inc.,   a   provider   of   integrated
                                                  communications  services.  From 1996 to 2000, he served as Senior
                                                  Vice President and General Counsel of CyberCash, Inc., a provider of software and services for electronic commerce.  Prior to that, he practiced law at Ballard  Spahr  Andrews & Ingersoll.  His law
                                                  practice has  concentrated  on securities and corporate law, with an emphasis on technology-based companies and venture capital. He has served on the faculty of George Washington University, and is a member of the bars of the  District of Columbia  and the United
                                                  States Supreme Court.

Robert L. Stewart            81          1996     Mr.  Stewart was appointed as a Director on March 24, 1999 and as
                                                  Chairman of the Board from  August 2, 1999 until  April  19,2000.
                                                  Prior to this,  he had been the  Chairman  of the Board from 1980 until  January  1999  and  had  served  as  President  and  Chief
                                                  Executive Officer of ConSyGen-Arizona from 1980 until January 15,
                                                  1997.  He was also  President  and  Chief  Executive  Officer  of
                                                  ConSyGen-Texas  from  September 5, 1996 to January 15, 1997.  Mr.
                                                  Stewart is  currently  a Director  of  Integrated  Transportation
                                                  Network Group.

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended May 31, 2000, the Board of Directors held a total of 4 meetings; all meetings were in person at the Company's office in Arizona. Meetings were held on June 24, 1999, December 13, 1999, January 31, 2000 and April 19, 2000. All in person meetings were attended by all incumbent directors except for Mr. Lee who missed the last two meetings. All actions as a result thereof were taken by unanimous written consent.


COMMITTEES OF THE BOARD OF DIRECTORS

     Pursuant to action taken by unanimous written consent dated June 29, 1998, the Board of Directors established an Audit Committee and a Compensation & Benefits Committee. The Board of Directors does not have a nominating committee or any committee performing similar functions.

     At May 3, 2000, the Audit Committee members were Messrs. John L. Caldwell and Donald P. Knode. The Audit Committee had no meeting during the fiscal year ended May 31, 2000. On September 25, 2000, Mr. Russell B. Stevenson, Jr. was added as a third member of the Audit Committee. The Audit Committee has not adopted a written charter. Based on the definition of "independent director" in Rule 4200(a)(14) of the Rules of the National Association of Securities Dealers, Inc., in the opinion of the Board of Directors of the Company, all current members of the Company's Audit Committee are independent directors.

     The Compensation and Benefits Committee consists of Messrs. Donald Knode and John Caldwell. The Compensation Committee held one meeting during the fiscal year ended May 31, 1999. Meeting was held on April 19, 2000. All actions as a result thereof were taken by unanimous written consent during the Board of Directors Meeting that was held the same day.

     On June 24, 1999, an Executive Committee was formed to address various Board level matters and development solutions only when the Board of Directors is not in session but all major issues will be referred to the Board for approval. Current members are Messrs. A. Lewis Burridge and Luther H. Hodges, Jr. The Executive Committee had five Executive Memo sent out for the fiscal year ended May 31, 2000, all actions as a result thereof were taken by unanimous written consent.

AUDIT COMMITTEE REPORT

     To the Board of Directors of ConSyGen, Inc.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended May 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended May 31, 2000.

     Members of Audit Committee:

     John L. Caldwell
     Donald P. Knode
     Russell B. Stevenson, Jr.

DIRECTOR COMPENSATION

     The Compensation Committee recommended in their April 19, 2000 meeting to change the Company's standard compensation arrangement whereby Directors who are not also executive officers or employees of the Company will now receive compensation in the amount of $1,500 for each meeting of the Board of Directors or of a committee of the Board of Directors of which any such Director is a member which is physically attended by such Directors and $500 for each telephone meeting. In addition, the Company has increased the stock option grant to such Directors to 25,000 shares of the Company's common stock under the Company's 1997 Amended and Restated Non-Qualified Stock Option Plan. The following table shows information concerning options granted to Directors during the Company's fiscal year ended May 31, 2000.

                                      NUMBER OF
                                      SECURITIES
                                      UNDERLYING      EXERCISE
                                       OPTIONS         PRICE         EXPIRATION
    NAME                  DATE         GRANTED        $/SHARE            DATE
    ----                  ----         -------        -------            ----
Andrew Lee               02/24/98       10,000       $0.50   (1)       02/24/08
                         04/19/00       15,000       $1.1875 (2)       04/19/10

John Caldwell            06/24/99       10,000       $0.50   (1)       06/24/09
                         04/19/00       15,000       $1.1875 (2)       04/19/10

Donald Knode             12/28/99       10,000       $0.50   (1)       12/28/09
                         04/19/00       15,000       $1.1875 (2)       04/19/10

Luther Hodges            06/06/00       25,000       $0.9062 (3)       06/06/10

Russell Stevenson        07/06/00       25,000       $1.00   (3)       07/06/10

----------
(1)  Options are exercisable 50% at date of grant and 50% 1 year from such date.
(2) Options will vest over the next 12 months through 04/19/01 at 1/12 per month.
(3) 5,000 shares are immediately exercisable and the remaining 20,000 Option Shares shall be exercisable in twelve equal monthly installments.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the Company's Executive Officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 (collectively the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPEN-
                                               ANNUAL COMPENSATION           SATION AWARDS
                                         ---------------------------------   --------------
                                                                 OTHER        SECURITIES
      NAME AND                YEAR                               ANNUAL       UNDERLYING       ALL OTHER
PRINCIPAL POSITION(1)(2)      ENDED      SALARY      BONUS    COMPENSATION   OPTIONS(#)(4)   COMPENSATION(5)
-------------------------     -----      ------      -----    ------------   -------------   ---------------
A. Lewis Burridge             05/31/00   $116,250       --          --                --               --
 President & CEO              05/31/99   $ 22,769       --          --         1,010,000               --

Jason M. Genet                05/31/00   $ 84,303       --          --           495,000               --
 Executive Vice President     05/31/99   $  6,225       --          --             5,000               --
 Chief Operating Officer(3)

Thomas S. Dreaper             05/31/99   $ 83,231       --          --                --               --
 Former President & CEO

Ronald I. Bishop              05/31/99   $ 87,500       --          --           669,095               --
 Former President & CEO       05/31/98   $107,708   $1,083                       900,000
                              05/31/97   $ 26,250       --          --           400,000               --

J. Stephen Kelly              05/31/99   $ 46,269       --          --            64,685               --
 Former EVP & Chief
 Admin Officer

Robert L. Stewart             05/31/99   $119,750       --          --                --               --
 Former President & CEO       05/31/98   $ 94,333   $1,429
                              05/31/97   $ 65,250       --          --                --               --
Carl H. Canter
 Former President & CEO       05/31/97         --       --          --                --               --
                              05/31/96         --       --          --                --          $36,000

--------
(1) Mr. Lewis Burridge joined the Company as President and Chief Executive Officer effective March 24, 1999.
(2) Mr. Thomas S. Dreaper served as President and Chief Executive Officer from July 17, 1998 to March 23, 1999. For information regarding Mr. Dreaper's compensation arrangements, see "Certain Relationships and Related Transactions." Mr. Bishop served as President and CEO of the Company from January 15, 1997 to June 30, 1998. Mr. Stewart served as President and CEO of the Company from September 5, 1996, the date the Company acquired ConSyGen-Arizona, through January 15, 1997. Mr. Canter served as President and CEO of the Company until September 4, 1996. For information regarding compensation arrangements and changes in terms of options in connection with Mr. Bishop's termination of employment, see "Certain Relationships and Related Transactions."
(3)  Mr. Genet joined the Company on April 5, 1999.
(4) 1,000,000 options were granted to Mr. A. Lewis Burridge at $1.50 on March 30, 1999 which was repriced to $0.50 on October 1, 1999. Options were granted to Ronald I. Bishop under the 1997 Amended and Restated Non-Qualified Stock Option Plan. In November 1997, options to purchase 400,000 shares granted at an option price of $8.875 per share in March 1997 and options to purchase 500,000 shares granted at an option price of $5.50 per share in September 1997 were canceled and replaced by options to purchase 900,000 shares at an option price of $4.00 per share. See "Stock Option Plans - Option Grants in Fiscal Year Ended May 31, 1998" and "Report of Ronald I. Bishop and the Board of Directors on Executive Compensation and Repricing of Options."
(5) Represents amounts accrued by the Company and payable to The Canter Corporation, a consulting firm controlled by Mr. Canter, for consulting services provided by The Canter Corporation to the Company. In connection with the acquisition, The Canter Corporation forgave this indebtedness.

EMPLOYMENT AGREEMENTS

     The Company has prepared Employment Agreements, containing a range of standard provisions as set out below, with the executive officers listed below. Standard agreement provisions include:

     * initial employment term of five years, automatically extended for successive five-year periods if neither the Company nor the officer provides the other party with notice of termination;

     * officer eligibility to receive an annual bonus of up to 100% of base salary;

     * officer eligibility to receive fringe benefits, including monthly lease payments for an automobile, as may be accorded other executives under the Company's established plans and programs;

     * officer eligibility to receive a non-qualified stock option to purchase shares of the Company's stock (as listed below);

     * in the event the Company terminates the officer without cause or if the officer terminates employment for good reason, the Company must pay to the officer an amount equal to five times base salary at the time of termination, plus any bonus awarded but not yet paid and any deferred bonus. Officer will be entitled to immediate vesting of all restricted stock and unvested stock options, and the Company must continue to pay the cost of health and welfare benefits for a period of five years;

     * in the event of the officer's death or termination for cause, the Company must pay an amount equal to base salary earned and unpaid as of the date of termination; and

     * in the event of a change in control, the officer shall be entitled to, among other benefits, a cash payment equal to three times base salary.

     Specific terms for each officer's employment agreement are:

                      AGREEMENT      INITIAL TERM   BASE SALARY AS OF    STOCK
   NAME                 DATE             DATE         JUNE 30, 2000     OPTIONS
   ----                 ----             ----         -------------     -------
A. Lewis Burridge   June 6, 2000     June 6, 2005       $175,000      1,000,000
Jason M. Genet      June 6, 2000     June 6, 2005       $150,000        500,000
John D. Roskelley   June 6, 2000     June 6, 2005       $ 90,000        300,000
Eric J. Strasser    June 6, 2000     June 6, 2005       $100,000        300,000
Amelia C. Ulep      June 6, 2000     June 6, 2005       $ 42,000        115,000

STOCK OPTIONS

     In April 2000, the Company adopted the ConSyGen 2000 Combination Stock Option Plan. This Plan was designed to supplement earlier stock option plans, and to increase the total number of shares available for issuance within the Company's stock option plans by 5,000,000 to a total of 10,500,000, either as incentive stock options or non-qualified stock options. As of August 31, 2000, options to purchase 3,685,577 shares of common stock were outstanding or committed for issuance under the plan. Specific terms for grants under the Plan are in the discretion of the Board or the Committee. The standard terms provide that employees' options become exercisable in 48 equal monthly installments. The standard maximum term for exercising options is ten years.

     The following tables set forth with respect to each Named Executive Officer certain information concerning (a) stock options granted during the Company's fiscal year ended May 31, 2000 and (b) stock options exercised during the fiscal year ended May 31, 2000 and unexercised at the end of such fiscal year.

                 OPTION GRANTS IN FISCAL YEAR ENDED MAY 31, 2000

                                         INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                       ------------------------------------------------------     VALUE AT ASSUMED
                        NUMBER OF      % OF TOTAL                               ANNUAL RATES OF STOCK
                       SECURITIES       OPTIONS                                   PRICE APPRECIATION
                       UNDERLYING      GRANTED TO     EXERCISE                    FOR OPTION TERM (1)
                        OPTIONS       EMPLOYEES IN     PRICE     EXPIRATION      ---------------------
NAME                    GRANTED       FISCAL YEAR     $/SHARE       DATE         5% ($)        10% ($)
----                    -------       -----------     -------       ----         ------        -------
Jason M. Genet           45,000          1.69%         $0.50      07/16/09        52,999        97,720
                        250,000          9.36%         $0.50      01/25/10     1,007,082     1,677,651
                        200,000          7.49%         $0.50      02/01/10       531,034       904,816

John D. Roskelley        50,000          1.87%         $0.50      07/21/09        81,693       144,890
                         50,000          1.87%         $0.50      01/25/10       201,416       335,530
                        200,000          7.49%         $0.50      02/01/10       531,034       904,816

Eric J. Strasser        300,000         11.23%         $0.50      01/28/10       766,253     1,308,980

----------
(1) The 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of the Company's common stock or of the potential realizable value of the options granted.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                      NUMBER OF                      NUMBER OF SECURITIES
                       SHARES                      UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                     ACQUIRED ON      VALUE          OPTIONS AT 5/31/00       IN-THE-MONEY OPTIONS AT 5/31/00
NAME                   EXERCISE    REALIZED(1)    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(2)
----                   --------    -----------    -------------------------     ----------------------------
A. Lewis Burridge           --           --          743,333 / 266,667               673,460 / 241,600
Jason M. Genet         162,000       89,210          215,930 / 166,667               273,612 / 151,000
John D. Roskelley       30,000       24,124          170,000 / 100,000               154,020 / 90,600
Eric J. Strasser        35,000       43,750          165,000 / 100,000               149,490 / 90,600

----------
(1) Represents the excess of the fair market value of the shares on the date of exercise over the exercise price and does not necessarily reflect cash realized upon the sale of such shares.
(2) Value based on the last quoted price of our common stock at $0.906 on May 31, 2000, as quoted on the National Association of Securities Dealers, Inc.'s OTC Bulletin Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     On June 26, 1998, Andrew Lee and Robert L. Stewart were elected to serve as Members of the Compensation and Benefits Committee, which persons served as such members for the duration of the fiscal year ended May 31, 1999. On December 13, 1999, John L. Caldwell was elected to replace Mr. Lee and on April 19, 2000, Donald P. Knode was elected to replace Mr. Stewart. The Compensation Committee had one meeting during the fiscal year ended May 31, 2000. Except for Mr. Stewart, no member of the Compensation Committee was, during or prior to the close of such fiscal year, an officer or employee of the Company or any of its subsidiaries. However, during the fiscal year ended May 31, 2000, all deliberations and determinations concerning (i) executive officer salary and bonus compensation were first made by Mr. Lewis Burridge, the Company's President and Chief Executive Officer, with the approval of the Board of Directors, until the Compensation and Benefits Committee met on April 19, 2000, and (ii) grants of options were also made by the Compensation Committee on that same meeting. During the fiscal year ended May 31, 2000, the Company's Board of Directors consisted of Mr. Stewart, Lewis Burridge (from June 29, 1998), Andrew Lee (from February 24, 1998), John Caldwell (from June 24, 1999), Donald Knode (from December 28, 1999), Luther Hodges (from June 6, 2000), Russell Stevenson (from July 6, 2000) Harvey Dietrich (from February 11, 1999 to December 8,
1999), and Jeffrey Weiss (from October 6, 1998 to June 24, 1999).

             REPORT OF A. LEWIS BURRIDGE AND THE BOARD OF DIRECTORS
               ON EXECUTIVE COMPENSATION AND REPRICING OF OPTIONS

     For the fiscal year ended May 31, 2000, the compensation of the Company's executive officers was first determined by A. Lewis Burridge, the President and Chief Executive Officer, with the approval of the Board of Directors as indicated below and described under the caption "Compensation Committee Interlocks and Insider Participation" up to the time that the Compensation and Benefits Committee met on April 19, 2000.

     The Company's objective with respect to executive compensation is to provide a level of total compensation that allows the Company to attract and retain superior talent, to achieve its business objectives, and to align the financial interests of the executive officers with the stockholders of the Company. To that end, the Company has implemented and will continue to implement a compensation strategy that includes a competitive salary and substantial equity-based incentive compensation. On April 19, 2000, the Compensation and Benefits Committee met for the purpose of considering and making recommendations to the Board for such purposes.

     In their consideration of the compensation for the Company's executive officers, the Compensation Committee considered the past performance of the officers, their level of responsibilities, overall performance with the Company, and their view of the level of compensation necessary to attract and retain talented individuals. No particular weight was assigned to any one factor, or to corporate performance, and the deliberations are viewed an exercise of subjective judgment, subject to the above-mentioned criteria.

     The executive officers of the Company are eligible to receive options under the Company's 1996 Non-Qualified Stock Option Plan and the Company's 1997 Amended and Restated Non-Qualified Stock Option Plan. The purpose of these plans is to provide equity-based incentive compensation based on the long-term appreciation in value of the Company's Common Stock and to promote the interests of the Company and its stockholders by encouraging greater management ownership of the Company's Common Stock. Most of the options granted to executive officers under these stock option plans vest over a period of approximately two years, thereby providing a continuing incentive and encouraging a long-term relationship between such persons and the Company. For the fiscal year ended May 31, 2000, options to purchase 1,025,000 shares were granted by the Board of Directors to executive officers of the Company. The following Table sets forth certain information concerning all repricings of options held by any executive officer of the Company since the adoption of the Company's 1996 and 1997 Non-Qualified Stock Option Plan.

     On October 1, 1999, the Board of Directors determined that certain stock options issued to the employees had an exercise price significantly higher than the market value of the Company's common stock. The Board further noted that employees had suffered materially through the Company's financial difficulties, including failure to meet payrolls and remuneration commitments. To redress this situation and to reward the dedication of the employees, the Board approved a re-pricing of all options granted to that date, including the named executive officers, to an exercise price of $0.50, the then fair market value of the common stock. Subsequent option grants to new employees have been at the current market price at the date of each grant.

                                                                ORIGINAL                   LENGTH OF
                                  NUMBER OF     MARKET PRICE    EXERCISE                    ORIGINAL
                                  SECURITIES      OF STOCK      PRICE OF                  OPTION TERM
                                  UNDERLYING         AT        CANCELLED       NEW        REMAINING AT
                                   OPTIONS        TIME OF      OR AMENDED    EXERCISE       DATE OF
NAME                     DATE      REPRICED      REPRICING       OPTION      PRICE(1)      REPRICING
----                     ----      --------      ---------       ------      ---------     ---------
A. Lewis Burridge      03/30/99   1,000,000       $0.4688        $1.50         $0.50      exp. 3/30/09
                       06/29/98      10,000       $0.4688        $2.875        $0.50      exp. 6/29/08

Jason M. Genet         04/04/99       5,000       $0.4688        $1.38         $0.50      exp. 4/04/09
                       07/16/99      45,000       $0.4688        $1.03         $0.50      exp. 7/16/09

John Roskelley         06/21/99      25,000       $0.4688        $1.31         $0.50      exp. 6/21/09

Ronald I. Bishop (2)   11/21/97     400,000       $6.125         $8.875        $4.00      exp. 3/18/07
                       11/21/97     500,000       $6.125         $5.50         $4.00      exp. 9/10/07

----------
(1)  Fair market value on date of grant as determined by the Board of Directors.
(2) See also the Summary Compensation Table, Table of Option Grants in Fiscal Year Ended May 31, 1999, and related Notes.

COMPENSATION OF A. LEWIS BURRIDGE, PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The compensation of A. Lewis Burridge, President and Chief Executive Officer of the Company for the fiscal year ended May 31, 2000, was evaluated and determined by the Board of Directors, using the same criteria that were used to determine the compensation of other executive officers, as described above, without assigning any weight to the relationship of such compensation to the performance of the Company. During the fiscal year ended May 31, 2000, Mr. Burridge received a salary of $116,250. Mr. Burridge's salary was set at the minimum level of income appropriate for his position, and stock options were granted to him such that his total compensation would be comparable to others in similar industries.

     The foregoing report has been approved by all members of the Board of Directors.

                                        BOARD OF DIRECTORS

                                        Robert L. Stewart
                                        A. Lewis Burridge
                                        Andrew Lee
                                        John L. Caldwell (1)
                                        Donald P. Knode (2)
                                        Luther H. Hodges, Jr. (3)
                                        Russell B. Stevenson, Jr. (4)

----------
(1)  From June 24, 1999
(2)  From December 28, 1999
(3)  From June 6, 2000
(4)  From July 6, 2000

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of May 31, 2000 certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors, (iii) each of the executive officers of the Company; and (iv) all directors and executive officers as a group. This information is based upon information received from or on behalf of the named individual. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

                                            AMOUNT AND
                                            NATURE OF
     NAME OF                                BENEFICIAL
BENEFICIAL OWNER (11)                       OWNERSHIP**         PERCENT OF CLASS
---------------------                       -----------         ----------------
A. Lewis Burridge                          1,010,000 (1)              3.30%
President & Chief Executive Officer

John L. Caldwell                              25,000 (2)                *
Director

Jason M. Genet                               275,000 (3)                *
Chief Operating Officer

Luther H. Hodges, Jr.                         18,333 (4)                *
Director

Donald P. Knode                               25,000                    *
Director

Andrew Lee                                    25,000 (5)                *
Director

John D. Roskelley                            232,500 (6)                *
Vice President, Business Development

Russell B. Stevenson, Jr.                     11,667 (7)                *
Director

Robert L. Stewart                          5,414,500 (8)             15.46%
Director

Eric J. Strasser                             227,500 (9)                *
Chief Financial Officer

Rodney R. Shoemann, Sr.                    2,336,242 (10)             7.62%
3904 Wheat Drive
Metarie, LA 70002

All executive officers and Directors
 as a Group (10 persons)                   7,265,000                 23.09%

----------
*    Less than one percent
** Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed, except to the extent shared by spouses under applicable law.
(1) Includes 33,333 shares issuable pursuant to immediately-exercisable stock options.
(2) Includes 1,250 shares issuable pursuant to immediately-exercisable stock options.
(3) Includes 41,666 shares issuable pursuant to immediately-exercisable stock options.

(4) Includes 3,334 shares issuable pursuant to immediately-exercisable stock options.
(5) Includes 1,250 shares issuable pursuant to immediately-exercisable stock options.
(6) Includes 25,000 shares issuable pursuant to immediately-exercisable stock options.
(7) Includes 3,334 shares issuable pursuant to immediately-exercisable stock options.
(8) Includes 1,000,000 shares held by a Hong Kong corporation controlled by Mr. Stewart.
(9) Includes 25,000 shares issuable pursuant to immediately-exercisable stock options.
(10) Includes 700,000 shares issuable pursuant to immediately-exercisable stock options.
(11) Unless otherwise noted, the address of each person in the table is c/o ConSyGen, Inc. 125 South 52nd Street, Tempe, Arizona 85281.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On September 5, 1996, the Company acquired all of the issued and outstanding common stock of ConSyGen-Arizona from the stockholders of such corporation, including Robert L. Stewart, its Chief Executive officer and controlling shareholder (the "Acquisition"). In connection with the Acquisition, the Company issued an aggregate of 13,125,000 shares of its common stock, of which 9,275,000 shares were issued to the stockholders of ConSyGen-Arizona, including 8,187,000 shares to Robert L. Stewart. As a result of the Acquisition, the former stockholders of ConSyGen-Arizona, including Mr. Stewart, became the beneficial owners, in the aggregate, of approximately 69% of the issued and outstanding common stock of the Company, and Mr. Stewart became the beneficial owner of approximately 61% of such shares. As set forth in the Table under the caption "Security Ownership of Certain Beneficial Owners and Management," Mr. Stewart is currently the beneficial owner of approximately 48.47% of the Company's common stock and, through his share ownership, may be deemed to control the company. Carl H. Canter, the former controlling stockholder, relinquished control as a result of the Acquisition.

     At December 31, 1995, Robert L. Stewart, then Chairman and President of ConSyGen-Arizona, had advanced an aggregate of $859,000 to ConSyGen-Arizona on an as-needed basis to fund its continuing operations. These advances were unsecured, non-interest bearing and had no stated maturity. In June 1996, ConSyGen-Arizona issued 700,000 shares of its Common Stock to The Loreto F. Stewart and Robert L. Stewart Family Trust, a trust of which Mr. Stewart is the sole trustee (the "Trust"), in satisfaction of $350,000 of the indebtedness to Mr. Stewart. The shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance. In June 1996, Mr. Stewart forgave an additional $350,000 of such indebtedness without additional consideration. During 1996, cash principal payments were made to Mr. Stewart on account of such debt in the amount of $16,000; during the five months ended May 31, 1997, additional cash principal payments were made in the amount of $5,000. In October 1997, the Company issued 18,610 shares of its common stock to Mr. Stewart in satisfaction of the remaining indebtedness of the Company to Mr. Stewart.

     In June 1996, ConSyGen-Arizona issued an aggregate of 1,777,006 shares of Common Stock to the Trust in consideration of services rendered by Mr. Stewart to ConSyGen-Arizona from its inception through the date of issuance. These shares were valued at $0.50 per share, which was management's best estimate of fair market value at the time of issuance.

     In May 1997, the Trust sold 300,000 shares of Common Stock in a private Sale, and pursuant to the agreement made in connection with such sale, the Company included such shares (and shares held by certain other shareholders) in a registration statement on Form S-1 filed in November 1997.

     In July 17, 1998, Thomas S. Dreaper joined the company as President and Chief Executive Officer. The terms of Mr. Dreaper's employment provide for an annual salary of $120,000 and options to purchase 1,000,000 shares of the common stock of the Company. The options were granted to Mr. Dreaper at an exercise price of $2.8125 per share, and are currently exercisable to the extent of 500,000 shares if and when the Company's common stock attains a closing price of $5.00 per share, and to the extent of the remaining 500,000 shares if and when the share price attains closing price of $10.00 per share. On March 24, 1999, Mr. Dreaper resigned as the Company's Chairman, Director, President and Chief Executive Officer.

     In July 1998, in connection with the termination of his employment and position as President and Chief Executive Officer of the Company, Ronald I. Bishop, was provided, as severance compensation, cash compensation in the amount of $75,000 (6 months' salary), and an amended and restated Stock Option Agreement fixing as vested 669,205 out of the total number of 900,000 shares with respect to which options had been granted thereunder, and extending the period within which options may be exercised after termination of employment from 3 months to 3 years.

     In July 1998, in connection with the termination of his employment as Vice President and Director of Sales and Marketing-International, Jeffrey R.
Richards, was provided, as severance compensation, cash compensation in the amount of $19,750 (3 months' salary), and an amended and restated Stock Option Agreement fixing as vested 125,000 out of the total number of 250,000 shares with respect to which options had been granted thereunder, and extending the period within which options may be exercised after termination of employment from 3 months to 1 year from September 14, 1998.

     In March 24, 1999, A. Lewis Burridge was elected President and Chief Executive Officer of the Company. The terms of Mr. Burridge's employment provide for an annual salary of $120,000 which was increased to $135,000 in October 1999 and options to purchase 1,000,000 shares of the common stock of the Company. The options were granted to Mr. Burridge at an exercise price of $1.50 per share, re-priced to $0.50 in October 1999, and as of January 25, 2000, 50% of the 1,000,000 shares were immediately exercisable while the remaining 50% is vested equally over the next 12 months (through January 25, 2001) at 1/12 per month.

     ConSyGen, Inc. has contracted with Boxx International for the manufacturer and assembly of Counterfeit Cop. Boxx corporate headquarters and product design center are maintained in Westchester, New York; research and development (R&D) center in Taiwan; and cost effective manufacturing facilities in Asian countries such as China and Malaysia. Boxx International's management, engineering, design and marketing teams are drawn from highly experienced, international professionals led by CEO, Mr. Andrew Lee, a leading executive with extensive expertise in technology, marketing, and finance particularly related to the US and the Far East. Mr. Andrew Lee became a member of ConSyGen's Board of Directors in February 1998.

                                 PROPOSAL NO. 2
                     RATIFICATION OF THE BOARD OF DIRECTORS'
                 SELECTION OF KING, WEBER & ASSOCIATES, P.C. AS
         INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED MAY 31, 2001

     The Board of Directors has appointed King, Weber & Associates, P.C. as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended May 31, 1999 to replace Wolinetz, Gottlieb & Lafazan, P.C., who performed such functions for the fiscal year ended May 31, 1998, the 5 months ended May 31, 1997 and the fiscal year ended December 31, 1996. The reason for the change in independent accountants is the convenience of the proximity of the offices of King, Weber & Associates, which is located in Tempe, Arizona, to the location of the Company's principal offices. Wolinetz, Gottlieb & Lafazan, P.C. is located in Rockville Centre, New York.

     The reports of King, Weber & Associates P. C. for the fiscal year ended May 31, 2000 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit, scope, or accounting principles, except that such reports were qualified as to the uncertainty relating to the Company's ability to continue as a going concern. The Company had no disagreements with Wolinetz, Gottlieb & Lafazan, P.C. during any of the above-mentioned fiscal period or for the subsequent interim period preceding the engagement of King, Weber & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The reports of Wolinetz, Gottlieb & Lafazan P. C. for the fiscal year ended May 31, 1998, the 5 months ended May 31, 1997, and the fiscal year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit, scope, or accounting principles, except that such reports were qualified as to the uncertainty relating to the Company's ability to continue as a going concern. The Company had no disagreements with Wolinetz, Gottlieb & Lafazan, P.C. during any of the above-mentioned fiscal periods on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     A representative of King, Weber & Associates, P.C. is expected to be present at the meeting and will have the opportunity to respond to appropriate questions.

     At the Annual Meeting, the stockholders will be asked to ratify the Board of Directors' selection of King, Weber & Associates, P.C. as the Company's independent accountant for the Company's fiscal year ended May 31, 2001 and recommends that the stockholders approve such selection.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons owning more than 10% of the outstanding Common Stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended May 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with, except as follows: Messrs. Strasser, Stevenson and Hodges each failed to file a Form 3, Initial Statement of Beneficial Ownership; Messrs. Caldwell, Knode and Lee each failed to file one Form 4, Statement of Changes in Beneficial Ownership of Securities, relating in each case to one transaction; Mr. Roskelley failed to file a Form 3 and failed to file one Form 4 relating to 15 transactions; Mr. Genet failed to file a Form 3 and failed to file two Forms 4 relating to a total of 41 transactions; Mr. Stewart and the Stewart Family Trust each failed to file five Forms 4 to a total of 10 transactions by each such reporting person. All of the foregoing reporting persons filed the Form 5, Annual Statement of Changes in Beneficial Ownership, for the fiscal year ended May 31, 2000, after the due date for such form. In addition, during the fiscal year ended May 31, 1999, Mr. Stewart failed to file two Forms 4 relating to a total of 10 transactions and failed to file a Form 5, and the Stewart Family Trust failed to file a Form 5.

                                 PROPOSAL NO. 3
                   CONSIDER AN AMENDMENT TO THE CORPORATION'S
               ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
             AUTHORIZED SHARES FROM 40,000,000 TO 60,000,000 SHARES

     Your Board of Directors has approved, subject to stockholder approval, an amendment of the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), to increase the number of authorized shares of Common Stock from 40,000,000 to 60,000,000. This will provide the Board of Directors with the flexibility to conduct the Company's future operations. The Board of Directors recommends that the Company's stockholders approve this amendment.

     The Company is currently authorized to issue 40,000,000 shares of Common Stock, par value $.003 per share (the "Common Stock"). At October 6, 2000, the status of the Company's Common Stock was as follows:

Shares authorized                                                     40,000,000
 Less:   Shares issued and outstanding                                31,874,306
         Shares issuable upon conversion of
           outstanding convertible debentures                          5,102,472
         Shares underlying employee stock option plans                 3,655,531
         Shares underlying warrants                                    4,613,000

     The Company will not issue in excess of 40,000,000 shares unless and until the proposal to increase the authorized Common Stock is approved.

     Except for shares currently reserved as listed above, we do not have any present plan, understanding or agreement to issue additional shares of Common Stock. However, we consider it desirable to have the flexibility, without further stockholder action, to reserve and issue additional amounts of Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time. This will enable us to act quickly if we have the opportunity to make an acquisition or raise capital on terms that we deem to be in the best interests of the Company and its stockholders. The Company does not currently have any agreements with respect to future acquisitions, but the Company may consider acquisition opportunities in the future. Further, we believe the availability of additional shares of Common Stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. We do not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the rules of The NASDAQ Stock Market.

     Stockholders do not have any preemptive or similar rights to subscribe for any additional securities that may be issued in the future, which means that the current stockholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership. Consequently, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     The proposal could have an anti-takeover effect, although that is not its intention. If the Company was the subject of a hostile takeover attempt, it could issue additional shares of Common Stock to create voting impediments to the potential takeover, dilute the voting power of the person seeking to acquire control or increase the potential cost of the takeover. The Company's ability to issue the shares could discourage a third party from attempting to acquire control of the Company. We are not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The proposed amendment is not part of a plan by the Company to adopt other measures intended to have or having potential anti-takeover effects.

     If the stockholders approve the amendment, Article IV of the Articles of Incorporation will be replaced in its entirety by the following:

     The total number of shares of all classes of stock which the corporation shall have authority to issue is sixty million (60,000,000) shares of common stock, par value $0.003 per share.

     Other than increasing the authorized shares of common stock from 40,000,000 to 60,000,000, the proposed amendment in no way changes the Articles of Incorporation.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary for approval of Proposal 3. Therefore, abstentions and broker non-votes effectively count as votes against the proposal. If approved by the stockholders, the proposed amendment to the Company's Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Secretary of State of Texas, which will occur shortly after the stockholders approve the amendment.

     Your Board of Directors recommends that stockholders vote FOR the proposal to amend the Articles of Incorporation to increase the authorized Common Stock. Proxies solicited by management will be voted FOR Proposal number 3 unless a vote against the proposal or abstention is specifically indicated.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Pursuant to Rules of the Securities and Exchange Commission, proposals submitted by eligible stockholders which are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2001 must be received at the Company's principal executive offices in Tempe, Arizona on or before June 17, 2001. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy materials. The Board of Directors of the Company will determine whether any such proposal will be included in its 2001 proxy solicitation materials.

                                 OTHER MATTERS

     Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                           INCORPORATION BY REFERENCE

     To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the report of the Board of Directors on executive compensation included in the section of the Proxy Statement entitled "Report A. Lewis Burridge and the Board of Directors on Executive Compensation and Repricing of Options," shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                  10-KSB REPORT

     THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MAY 31, 2000, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO AMELIA ULEP, CONSYGEN, INC., 125 SOUTH 52nd STREET, TEMPE, ARIZONA 85281.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendation, its consideration of the best interests of the Company based upon the factors described above and the other factors they deem material at the time of the meeting.

                                        By order of the Board of Directors

                                        Amelia C. Ulep, Secretary

Tempe, Arizona
October 12, 2000

                                     [MAP]

HOW TO GET TO CONSYGEN

CONSYGEN IS LOCATED AT 125 SOUTH 52ND STREET

FROM SKY HARBOR AIRPORT
   202 East to Priest Dr. exit
   Right at Priest Dr (South) to University Dr.
   Right at University Dr. (West) to 52nd Street
   Right at 52nd Street (North) to ConSyGen
     (approximately1/2mile on East side of the street)

FROM FIESTA INN
   Take Priest Dr. North to University Dr.
   Left at University Dr. (West) to 52nd Street
   Right at 52nd Street (North) to ConSyGen
     (approximately1/2mile on East side of the street)

HOW TO GET TO FIESTA INN

FIESTA INN IS LOCATED AT 2100 S PRIEST DR.
  (SOUTHWEST CORNER OF PRIEST DR. AND BROADWAY RD.)

FROM SKY HARBOR AIRPORT
   202 East to Priest Dr. exit
   Right at Priest Dr. to Broadway Rd.

FROM CONSYGEN
   Left on 52nd Street (South) to University Dr.
   Left at University Dr. (east) to Priest Dr.
   Right at Priest Dr. (South) to Broadway Rd.

FIESTA INN CONFERENCE FACILITY
The Fiesta Inn Conference facility is detached from Fiesta Inn. It is located on the South side of Fiesta Dr. Fiesta Dr. is the first street South of Broadway Rd. It is an easy walk from Fiesta Inn's lobby.

                                     [MAP]

                                 CONSYGEN, INC.

               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 17, 2000

The undersigned hereby appoints A. Lewis Burridge and Luther H. Hodges, Jr., and each of them acting singly, with full power of substitution, proxies to represent the undersigned at the 2000 Annual Meeting of Stockholders of CONSYGEN, INC. to be held November 17, 2000 at 3:00 p.m. at Fiesta Inn, 2100 South Priest Drive, Tempe, AZ 85282 and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of CONSYGEN, INC. standing in the name of the undersigned upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and upon such other business as may properly come before the Meeting.

SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS (I) FOR THE ELECTION OF DIRECTORS, (II) FOR THE SELECTION OF INDEPENDENT ACCOUNTANTS, (III) FOR THE INCREASE OF THE AUTHORIZED NUMBER OF SHARES FROM 40,000,000 TO 60,000,000 SHARES, ALL AS SET FORTH IN THE PROXY STATEMENT.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------            -----------------------------------

---------------------------------            -----------------------------------

---------------------------------            -----------------------------------

                (Continued and to be signed on the reverse side)

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Election of Directors:

NOMINEES: Robert L. Stewart, A. Lewis Burridge, Andrew Lee, Donald P. Knode, John L. Caldwell, Luther H. Hodges, Jr. and Russell B. Stevenson, Jr.

[ ] FOR all nominees     [ ] WITHHOLD authority from all nominees     [ ] FOR all except

(Instructions: To withhold Authority to vote for any individual, mark the "For All Except" box and write that person's name in the space provided below.)

--------------------------------------------------------------------------------

2. To ratify the Board of Directors' selection of King, Weber & Associates, P.C. as independent public accountants for the fiscal year ended May 31, 2001.

   [ ] FOR   [ ] AGAINST    [ ] ABSTAIN

3. To increase the Company's authorized shares from 40,000,000 to 60,000,000 shares.

   [ ] FOR   [ ] AGAINST    [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

RECORD DATE SHARES: _____________________
Mark box at right if you plan to attend the Meeting in person.               [ ]
Mark box at right if an address change or comment has been noted
 on the reverse side of this card.                                           [ ]

    Please be sure to sign and date this Proxy   DATE: ___________________, 2000


                                        ----------------------------------------
                                                 Stockholder sign here

                                        ----------------------------------------
                                                   Co-owner sign here

Please sign this proxy exactly as your name(s) appear on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

DETACH CARD                                                          DETACH CARD
                                 CONSYGEN, INC.
Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2000 Annual Meeting of Stockholders to be held on November 17, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ConSyGen, Inc.